Statements of Net Assets Available for Benefits - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 683,562,499	$ 590,712,929
Notes receivable from participants	9,321,006	9,106,084
Contribution receivable from employer	177,571	111,731
Total assets	693,061,076	599,930,744
Net assets available for benefits	$ 693,061,076	$ 599,930,744